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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 1, 1999


                    CENTRAL FINANCIAL ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


                  Delaware                                     95-4574983
       (State or other jurisdiction of                      (I.R.S. employer
       incorporation or organization)                    identification number)


                        Commission file number: 001-11815

                            5480 East Ferguson Drive
                           Commerce, California 90022
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (323) 720-8600


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 1.               Changes in Control of Registrant

                      Not Applicable

Item 2.               Acquisition or Disposition of Assets

                      Not Applicable

Item 3.               Bankruptcy or Receivership

                      Not Applicable

Item 4.               Changes in Registrant's Certifying Accountant

                      Not Applicable

Item 5.               Other Events


                On December 1, 1999, the Company's Board of Directors approved a plan to separate the financial services and internet/travel components of the Company through a sale of the financial services business of the Company. Mr. Cypres, Chairman of the Board, and the majority shareholder of the Company, advised the Board of Directors that he will form a management group to submit a bid, subject to securing financing, to purchase the financial services business of the Company. The Board of Directors created an Independent Committee for the purposes of analyzing, reviewing and negotiating any proposals received in connection with the proposed transactions and making recommendations to the Board of Directors in connection therewith. Further information is contained in the Press Release attached hereto as Exhibit 99.1.

Item 6.               Resignations of Registrant's Directors

                      Not Applicable

Item 7.               Financial Statements and Exhibits

                      (a)    Financial Statements

                             Not Applicable

                      (b)    Pro Forma Financial Information

                             Not Applicable

                      (c)    Exhibits

                             99.1   Press Release dated December 1, 1999

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Item 8.               Change in Fiscal Year

                      Not Applicable



                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Central Financial Acceptance Corporation
                                    (Registrant)

Date:  December 2, 1999             By  /s/  Gary Cypres
                                    -------------------------------------------
                                    Chairman of the Board


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                                  Exhibit Index

                    99.1 Press Release dated December 1, 1999